UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2020

YIELD10 BIOSCIENCE, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-33133	04-3158289
(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts	01801
(Address of Principal Executive Offices)	(Zip Code)

(617) 583-1700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	YTEN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.
On January 9, 2020, Yield10 Bioscience, Inc. (the "Company") held a special meeting of its stockholders (the “Special Meeting”). As of November 15, 2019, the record date for the Special Meeting, there were 12,567,582 shares of the Company’s common stock outstanding and entitled to vote. At the Special Meeting, the holders of 10,633,940 shares of the Company’s common stock were present in person or represented by proxy, which represented 84.61% of the total shares entitled to vote at the Special Meeting.
A summary of the matters voted upon by the stockholders at the Special Meeting, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 5, 2019, and the final voting results for each matter are set forth below.
Proposal 1 - Reverse Stock Split:
Stockholders approved an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's issued and outstanding shares of common stock, at a ratio of between 1-for-20 and 1-for-50. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
9,109,694	1,342,342	181,904
The Company is taking steps to implement the reverse stock split. The warrants to purchase common stock issued in the Company’s financing completed on November 19, 2019 will not be exercisable until the time that the reverse stock split takes effect. The ratio and effective date of the reverse stock split will be reported on a separate Current Report on Form 8-K.
Proposal 2 - Issuance of Common Stock:
Stockholders approved the potential issuance of more than 2,500,948 shares of the Company's common stock upon the conversion of shares of its Series B Convertible Preferred Stock and the exercise of warrants to purchase its common stock, all of which were issued pursuant to the private placement that closed on November 19, 2019. The voting results for this proposal were as follows:

Votes For	Votes Against	Abstentions
6,591,819	652,317	158,770

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

Date: January 9, 2020	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer